SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report:  June 9, 1999
(Date of earliest event reported)

Commission File No.  333-64131


                               Chase Funding, Inc.
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     New York                                         13-3840732
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(State of Incorporation)                        (I.R.S. Employer
                                                Identification No.)



343 Thornall Street
Edison, New Jersey                                          08837
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Address of principal executive offices                    (Zip Code)



                                (732) 205-0600
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              Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     OTHER EVENTS

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc., Lehman Brothers Inc. and Prudential Securities Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64131) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99)                                        Structural Term Sheets, Collateral
                                            Term Sheets and Computational
                                            Materials prepared by Chase
                                            Securities Inc., Lehman Brothers
                                            Inc. and Prudential Securities
                                            Incorporated in connection with
                                            Chase Funding Mortgage Loan
                                            Asset-Backed Certificates, Series
                                            1999-2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.


Date:  June 10, 1999



                                       By:       /S/ EILEEN LINDBLOM
                                           -------------------------------------
                                           Name:  Eileen Lindblom
                                           Title: Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.              Description                            Electronic (E)
-----------              -----------                            --------------

(99)                     Structural Term Sheets,                      E
                         Collateral Term Sheets and
                         Computational Materials
                         prepared by Chase Securities
                         Inc., Lehman Brothers Inc.
                         and Prudential Securities
                         Incorporated in connection
                         with Chase Funding Mortgage
                         Loan Asset-Backed
                         Certificates, Series 1999-2.